CONTINUING GUARANTY AGREEMENT

      THIS CONTINUING GUARANTY AGREEMENT ("this Guaranty") is made by the undersigned (whether one or more, herein collectively called the "Guarantor") with First Commercial Bank (herein called the "Bank"), an Alabama banking corporation having its principal office located at 800 Shades Creek Parkway, Birmingham, Alabama, 35209;

WITNESSETH:

      To induce Bank to make a loan or to extend credit or make other financial products or services available to CAVALIER ACCEPTANCE CORPORATION (herein called the "Borrower"), and in consideration therefor, and for other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Guarantor hereby agrees (and if more than one person signs this Guaranty as Guarantor, each Guarantor jointly and severally agrees) with Bank as follows:

      Guarantor hereby unconditionally guarantees to Bank the payment and performance by Borrower of all of the Liabilities (as hereinafter defined). As used herein, "Liabilities" means all debts and other obligations now owed to Bank by Borrower, all debts and other obligations in the future owed to Bank by Borrower, all extensions and renewals of any of such debts or obligations, and all interest and other lawful charges on any or all of such debts and obligations, including, but without limitation, late charges, penalty interest, and costs of collection (including reasonable attorneys' fees) which Borrower has agreed to pay to Bank, or for which Borrower has agreed to reimburse Bank, or for which Borrower is obligated to Bank under applicable law, together with each and every promissory note or other instrument or writing now or hereafter evidencing the obligation of Borrower to pay any such debt, the interest thereon, and such other charges; whether such debts or other obligations are now foreseen or unforeseen; whether now due or to become due in the future; whether incurred with or without notice to Guarantor; whether arising from contract, overdraft on a deposit account or line-of-credit account, use of a credit card or cards, tort or otherwise; whether arising from an original obligation of Borrower to Bank or from an obligation of Borrower which was purchased by Bank from another; whether from time to time increased, or reduced, or entirely extinguished and then reincurred; whether direct or indirect, absolute or contingent, or secured or unsecured; whether otherwise guaranteed or not; and whether arising out of a loan of money or other extension of credit, a sale or lease of goods, the issuance of a letter of credit or banker's acceptance, the purchase, discount, acceptance or certification of a note or draft, any combination of the foregoing, or otherwise. The Liabilities include, without limitation, interest and other charges on any debt or obligation of Borrower to Bank accruing after the filing of a petition under any chapter of the federal Bankruptcy Code by or against Borrower and any loans or other credit or financial products or services extended to Borrower after the filing of any such petition. The Liabilities specifically are not limited to debts and other obligations contracted for or arising concurrently with or prior to the execution of this Guaranty and are not limited in amount unless otherwise specifically set forth in writing on this Guaranty.

      Notwithstanding the foregoing definition of Liabilities, if one of the following boxes is checked, the obligation of the Guarantor with respect to the Liabilities guaranteed hereunder shall be limited to:

      [ ] the following described debt (including all renewals, extensions, refinancings, amendments, substitutions or replacements) of the
           Borrower:




      [ ] the maximum principal amount of $_____ , plus interest, attorney's fees and collection costs (including attorney's fees when permitted by law), and all other amounts agreed to be paid under this Guaranty. This principal amount may be applied to such debts of the Borrower as may be selected from time to time by the Bank.

      Guarantor further agrees (a) to pay to the Bank, in immediately available funds at the Bank's address in Alabama set forth above (or at such other address as Bank may direct), any and all of the Liabilities upon demand at any time after maturity thereof (whether by acceleration or otherwise); (b) to be bound by all of the terms and provisions appearing on the face of any instrument or agreement evidencing, securing or executed in connection with any of the Liabilities and of any renewal instrument or agreement (including any terms waiving notice and agreeing to pay costs and expenses of collection in the event of default) just as though Guarantor had signed such instrument or agreement; and (c) that the Bank will not be required first to resort to the Borrower or any other maker, endorser, surety guarantor or other Guarantor (each of the same being hereinafter individually with the Borrower sometimes called an "Obligor") or to the security pledged or granted to it by any instrument or agreement, or otherwise assigned or conveyed to it, but in case of default in the payment of any of the Liabilities, the Bank may forthwith look to the Guarantor for payment under the provisions hereof.

      Guarantor further agrees that the obligations of the Guarantor hereunder are primary and direct, absolute, unconditional, present and continuing guaranties of payment and not of collection, and shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based either upon any claim that the Guarantor, or any of them, may have against the Borrower or the Bank, or based upon any claim that the Borrower may have against the Bank, and shall not be discharged, impaired, modified or otherwise affected by (a) the unenforceability, non- existence, invalidity or non-perfection of (i) any of the Liabilities, (ii) any instrument or agreement evidencing, guaranteeing or securing the Liabilities, or any part thereof; (c) Bank's resort or failure or refusal to resort to any other security or remedy for the collection of the Liabilities, or any part thereof; (d) the sale, exchange, release or surrender of any collateral or other security for the Liabilities, or any part thereof;
(e) the death, insolvency or bankruptcy of any Obligor or the failure of the Bank to file a claim against such deceased or bankrupt Obligor's estate for the amount of such Obligor's liability or obligation to the Bank; (f) any modification, amendment, supplement or change in the status or terms of any of the Liabilities or any collateral or other security for the Liabilities, or any part thereof; (g) any default by the Borrower in payment of any of the Liabilities; (h) any compromise, settlement, release, discharge, termination, waiver or extension of time for payment, performance or observance of, any obligation of any Obligor with respect to any of the Liabilities; (i) the application of any payments, proceeds of collateral or other sums to any of the Liabilities in such order as the Bank may elect; (j) any exercise or non-exercise of any right, remedy, power or privilege of the Bank with respect to any of the Liabilities or any collateral or other security therefor; (i) any failure, omission, delay or lack of diligence on the part of the Bank to enforce assert or exercise any such right, power, privilege or remedy; or (l) any other event, circumstance or condition, whether or not the Guarantor, or any of them, shall have notice or knowledge thereof.

      Guarantor further agrees that it shall not be necessary for the Bank to give any Guarantor notice of, or to obtain consent or approval of any Guarantor in connection with (a) the making of any advances or any extensions of credit or the terms thereof, or of any renewal or extension of or other modification with respect to the Liabilities, or any part thereof; (b) any of the matters described in clauses (a) through (l) of the preceding paragraph; or (c) the Bank's acceptance of and reliance on this Guaranty. The terms hereof shall inure to the benefit of the successors and assigns of the Bank and shall be binding, jointly and severally, upon the Guarantor, its heirs, executors, administrators, successors and assigns.

      Guarantor hereby irrevocably: (a) waives and relinquishes any right of subrogation or other right or reimbursement from the Borrower or the Borrower's estate, and any other right of payment from the Borrower or the Borrower's estate, arising out of or on account of any sums paid or agreed to be paid by Guarantor under this Guaranty, whether any such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured; (b) agrees that if at any time all or any part of any payment previously applied by the Bank to any of the Liabilities must be returned by Bank for any reason, whether upon the claim of a preference, fraudulent transfer, or other claim of a debtor-in-possession, trustee in bankruptcy, or other representative of creditors of Borrower, or otherwise, and whether by court order, administrative order, or non-judicial settlement, this Guaranty shall continue in effect or shall be reinstated, as the case may be, and Guarantor shall remain liable for the full amount returned as if such amount had never been received by the Bank, notwithstanding any termination of this Guaranty or cancellation of any promissory note or other instrument or agreement evidencing or securing any of the Liabilities; (c) agrees that the liability of the Guarantor under this Guaranty shall not be affected or impaired by, and this Guaranty shall remain fully enforceable against Guarantor for the full amount of the Liabilities less only payments thereon actually received and retained by Bank irrespective of and without reduction on account of: (i) any defenses which Borrower may have or assert with respect to any of the Liabilities, including, but without limitation, filing of a petition in bankruptcy, discharge in bankruptcy, confirmation of a plan of reorganization (whether Bank voted for or against such plan), composition with creditors (whether or not including Bank), failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, waiver, estoppel, release, usury, or fraud or misrepresentation; or (ii) death or incompetency of Borrower.

      Neither any failure nor any delay on the part of the Bank in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment or waiver of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of the Bank, and then the same shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.

      Guarantor further agrees that, in the event the Bank grants to the Borrower one or more extensions or renewals of any of the Liabilities, or any part thereof, or permits or requires any other modification in any of the terms of the Liabilities or any part thereof, in any manner which may be acceptable to the Bank, with or without notice to Guarantor, this Guaranty shall, and is hereby made to extend to and cover such extended, renewed or modified Liabilities, on whatever terms and conditions the same may be extended, renewed or modified, and without regard to the number of time or the manner in which the same may have been or shall be extended, renewed or modified.

      Guarantor further agrees to indemnify and hold the Bank harmless against any loss or expense, including reasonable attorneys' fees and disbursements, that may result from any failure of any Obligor to pay any of the Liabilities when and as due and payable, or that may be incurred by or on behalf of the Bank in enforcing or attempting to enforce payment of any of the Liabilities against Guarantor or any of the Obligors. Without limiting the generality of the foregoing, Guarantor specifically agrees to be liable to the Bank for reasonable attorneys' fees in the event any claim under this Guaranty is referred after default in the Liabilities to an attorney for collections, and in connection therewith, Guarantor and Bank agree that a reasonable attorneys' fee shall be not less than 15% of the unpaid balance of the Liabilities after default, and that a reasonable attorneys' fee may be a greater amount when warranted by the circumstances or requirements applicable to the particular situation.

      In addition to all liens upon, and rights of set-off against, any moneys, securities or other property of Guarantor given to the Bank by law, the Bank shall have a lien upon and a right of set-off against all moneys, securities and other property of Guarantor now or hereafter in the possession of, or on deposit with the Bank, whether held in a general or special account or deposit, for safekeeping or otherwise; and every such lien and right of set-off may be exercised without demand upon or notice to Guarantor.

      Guarantor further agrees that this Guaranty shall remain in full force and effect until revoked or terminated by a written instrument, signed by Guarantor and delivered to the Bank and acknowledged in writing by the Bank, and, even after any such revocation or termination, this Guaranty shall be and remain effective as to any Liabilities then outstanding; and that this Guaranty shall not be construed as being terminated by payment in full of the Liabilities to the Bank, if, thereafter, in the absence of written revocation or termination by Guarantor acknowledged by the Bank, the Borrower obtains or incurs additional or new Liabilities.

      Guarantor hereby wholly subordinates all claims which Guarantor may now or hereafter have against Borrower to all debts and other obligations which Borrower may now or hereafter owe to Bank, and assigns all such claims to Bank as additional collateral for the Liabilities. This agreement of subordination and assignment shall survive the termination of this Guaranty, and shall remain in effect until all Liabilities existing on the date of such termination, whether or not then due, and all interest then accrued and thereafter accruing thereon, together with all expenses, including collection costs and attorneys' fees, are paid and performed in full. Until full payment and performance are made, Guarantor agrees not to accept any payment or satisfaction of any kind on, or any security for, any of the claims hereby subordinated. If Guarantor should receive any such payment or security, Guarantor agrees to deliver the same immediately to Bank in the form received, endorsed or assigned to Bank or in blank as Bank may require, for application on account of, or as security for, the Liabilities. Until such payment or security is delivered to Bank, Guarantor agrees to hold the same in trust for Bank. At the request of Bank, Guarantor agrees to cause Borrower to mark Borrower's records to indicate that; the claims of Guarantor against Borrower are subordinate to the Claims of Bank against Borrower and have been assigned to Bank as collateral. If at any time any of the claims hereby subordinated is evidenced by any promissory note, chattel paper, or other instrument or writing, Guarantor agrees to affix to every such writing, in form and manner satisfactory to Bank, a statement that the writing is subject to the terms of this Guaranty and, upon request of Bank, agrees to endorse and deliver any such writing to Bank as additional collateral for the Liabilities. Bank will not be under any duty to take any action in connection with any such writing and will not be responsible in any respect in connection therewith, whether for any action it may take or refrain from taking against prior parties thereto or otherwise, except to use reasonable care in the custody of the writing, and except for willful misconduct of its employees. In the event Borrower at any time defaults in the payment of any debt owing to Bank when due, whether by acceleration of maturity or otherwise, Bank may, in its own name or that of Guarantor, compromise, collect, sue on, and give receipt for all claims hereby assigned by Guarantor. If Borrower files or has filed against it a petition under any chapter of the Bankruptcy Code, Bank may file proofs of claims in its own name with respect to the claims hereby assigned and may vote such claims in the bankruptcy proceedings.

      The terms "Guarantor" as used herein refers to each of the undersigned, whether one or more natural persons, corporation, associations, partnerships or other entities.

      This agreement shall be governed by, and construed in accordance with, the laws of the United States and the State of Alabama. Each Guarantor acknowledges:
(a) that payments to the Bank by the Borrower and the Guarantor are to be made to the Bank in Alabama; (b) that failure of the Borrower or the Guarantor to make such payment will have a substantial impact on the economy of the State of Alabama; (c) that the Bank is organized under the laws of, and/or has its main office located in the State of Alabama; and (d) that it is foreseeable and expected by each Guarantor that: (i) the Guarantor will be held accountable on this Guaranty in the State of Alabama, and (ii) the Bank will enforce its rights against the Guarantor in the State of Alabama. Each Guarantor submits to jurisdiction in the State of Alabama for any cause of action or action arising out of or in connection with this Guaranty and agrees that venue for any such action shall be proper in the county of the main office of the Bank. Each Guarantor hereby waives any and all rights under the laws of any state or jurisdiction to object to venue or jurisdiction within such county.


      Witness the signatures and seals of the undersigned on this 31st day of March, 2000.



                                                  CAVALIER HOMES, INC.

                                          By: Michael R. Murphy
                                             -----------------------------------
                                         Its: Vice President
                                             -----------------------------------

                                                    [Corporate Seal]


Witnessed By:

________________________

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